UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 10, 2017

MKS Instruments, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Massachusetts	000-23621	04-2277512
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2 Tech Drive, Suite 201, Andover, Massachusetts		01810
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	978-645-5500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

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Item 5.07 Submission of Matters to a Vote of Security Holders.

The following sets forth the results of voting by shareholders at the 2017 Annual Meeting held on May 10, 2017:

a) Election of three Class III Directors to serve for a three year term and until their successors are elected:

Director Nominee	Votes For	Votes Withheld
John R. Bertucci	48,035,154	1,545,983
Gregory R. Beecher	49,261,775	319,362
Rick D. Hess	49,277,065	304,072

There were broker non-votes of 2,163,562 shares on this proposal.

b) Approval of compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and any related material disclosed in the Proxy Statement for this meeting:

Votes For	Votes Against	Votes Abstained
47,129,997	2,185,075	266,065

There were broker non-votes of 2,163,562 shares on this proposal.

c) Approval of a shareholder advisory vote on the frequency of advisory votes on executive compensation.

One Year	Two Years	Three Years	Abstain
40,179,481	13,361	9,378,969	9,326

There were no broker non-votes for this proposal.

In accordance with the results of this shareholder advisory vote, on May 10, 2017, the Company’s Board of Directors voted that shareholders of the Company be provided with an opportunity to cast advisory votes to approve executive compensation every year.

d) Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017:

Votes For	Votes Against	Votes Abstained
50,747,795	977,007	19,897

There were no broker non-votes for this proposal.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MKS Instruments, Inc.

May 10, 2017	By:	/s/ Seth H. Bagshaw

Name: Seth H. Bagshaw
Title: Senior Vice President, Chief Financial Officer & Treasurer